UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2010
CONSULIER ENGINEERING, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-17756	59-2556878

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)
2391 Old Dixie Highway
Riviera Beach, Florida 33404

(Address of Principal Executive Offices)
(561) 842-2492

(Registrant’s telephone number, including area code)
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
Although the Company is not required to file reports with the Securities and Exchange Commission under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, the Company hereby voluntarily files unaudited consolidated financial statements for the three months ended March 31, 2010 and 2009.

Exhibit No.	Description

99.1	Unaudited consolidated financial statements for the three months ended March 31, 2010 and 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2010	/s/ Warren B. Mosler
Warren B. Mosler, President

INDEX TO FINANCIAL STATEMENTS
Accountant’s Letter dated November 15, 2010
Unaudited Consolidated Balance Sheets for the three months ended March 31, 2010 and December 31, 2009
Unaudited Condensed Interim Consolidated Statements of Operations for the three months ended March 31, 2010 and 2009
Unaudited Condensed Consolidated Statements of Stockholders’ Equity for the three months ended March 31, 2010
Unaudited Condensed Interim Consolidated Statements of Cash Flows for the three months ended March 31, 2010 and 2009